Capital Group Core Balanced ETF
Investment portfolio
March 31, 2024
unaudited
Common stocks 67.62% Information technology 15.90%	Shares	Value (000)
Broadcom, Inc.	13,083	$17,340
Microsoft Corp.	32,237	13,563
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	42,406	5,769
ASML Holding NV (ADR)	5,755	5,585
Oracle Corp.	18,226	2,289
TE Connectivity, Ltd.	10,834	1,574
Apple, Inc.	8,880	1,523
Applied Materials, Inc.	6,018	1,241
MicroStrategy, Inc., Class A1	536	914
		49,798
Health care 10.41%
Eli Lilly and Co.	8,741	6,800
UnitedHealth Group, Inc.	12,406	6,137
Vertex Pharmaceuticals, Inc.[1]	12,777	5,341
Gilead Sciences, Inc.	65,583	4,804
Thermo Fisher Scientific, Inc.	5,265	3,060
Regeneron Pharmaceuticals, Inc.[1]	2,158	2,077
Novo Nordisk AS, Class B	12,264	1,563
Pfizer, Inc.	55,647	1,544
AstraZeneca PLC (ADR)	19,078	1,293
		32,619
Financials 9.07%
JPMorgan Chase & Co.	20,778	4,162
Apollo Asset Management, Inc.	36,833	4,142
Aon PLC, Class A	8,536	2,849
Capital One Financial Corp.	18,939	2,820
Mastercard, Inc., Class A	4,795	2,309
Blue Owl Capital, Inc., Class A	119,335	2,251
Arthur J. Gallagher & Co.	7,577	1,894
Blackstone, Inc.	13,812	1,814
Intercontinental Exchange, Inc.	12,694	1,744
Wells Fargo & Co.	26,842	1,556
Discover Financial Services	11,137	1,460
CME Group, Inc., Class A	6,543	1,409
		28,410
Consumer discretionary 7.94%
Home Depot, Inc.	21,328	8,182
Booking Holdings, Inc.	1,352	4,905
LVMH Moët Hennessy-Louis Vuitton SE	3,450	3,103
General Motors Co.	65,241	2,959
D.R. Horton, Inc.	14,453	2,378
Capital Group Core Balanced ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Darden Restaurants, Inc.	10,663	$1,782
Royal Caribbean Cruises, Ltd.[1]	11,259	1,565
		24,874
Communication services 6.48%
Meta Platforms, Inc., Class A	18,295	8,884
Alphabet, Inc., Class C1	43,514	6,625
Comcast Corp., Class A	79,130	3,430
Take-Two Interactive Software, Inc.[1]	9,178	1,363
		20,302
Industrials 5.56%
L3Harris Technologies, Inc.	17,650	3,761
Caterpillar, Inc.	9,087	3,330
Northrop Grumman Corp.	5,306	2,540
CSX Corp.	62,149	2,304
Airbus SE, non-registered shares	9,148	1,685
TransDigm Group, Inc.	1,256	1,547
Southwest Airlines Co.	49,630	1,448
Boeing Co.[1]	4,125	796
		17,411
Materials 4.31%
Royal Gold, Inc.	19,207	2,340
Franco-Nevada Corp.	19,413	2,313
Lundin Mining Corp.	204,892	2,096
ATI, Inc.[1]	36,424	1,864
Wheaton Precious Metals Corp.	33,705	1,589
Nucor Corp.	7,479	1,480
Linde PLC	2,253	1,046
First Quantum Minerals, Ltd.	72,823	783
		13,511
Consumer staples 3.76%
Philip Morris International, Inc.	54,631	5,005
Constellation Brands, Inc., Class A	10,740	2,919
Altria Group, Inc.	50,275	2,193
Target Corp.	9,278	1,644
		11,761
Energy 3.65%
Canadian Natural Resources, Ltd.	93,613	7,141
ConocoPhillips	19,893	2,532
Halliburton Co.	44,945	1,772
		11,445
Real estate 0.54%
Extra Space Storage, Inc. REIT	11,407	1,677
Total common stocks (cost: $190,982,000)		211,808
Investment funds 30.55%
Capital Group Core Plus Income ETF[2]	4,260,332	95,687
Total Investment funds (cost: $94,918,000)		95,687
Capital Group Core Balanced ETF — Page 2 of 5

unaudited
Short-term securities 1.29% Money market investments 1.29%	Shares	Value (000)
Capital Group Central Cash Fund 5.37%[2,3]	40,336	$4,032
Total short-term securities (cost: $4,034,000)		4,032
Total investment securities 99.46% (cost: $289,934,000)		311,527
Other assets less liabilities 0.54%		1,689
Net assets 100.00%		$313,216
Investments in affiliates2

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 3/31/2024 (000)	Dividend or interest income (000)
Investment funds 30.55%
Capital Group Core Plus Income ETF	$36,987	$59,180	$—	$—	$(480)	$95,687	$881
Short-term securities 1.29%
Money market investments 1.29%
Capital Group Central Cash Fund 5.37%[3]	2,758	11,357	10,082	—[4]	(1)	4,032	61
Total 31.84%				$—[4]	$(481)	$99,719	$942
[1]	Security did not produce income during the last 12 months.
[2]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Rate represents the seven-day yield at 3/31/2024.
[4]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Core Balanced ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. ETFs are generally valued at market prices which are based on the official closing price of, or the last reported sale price on, the principal exchange on which such underlying funds are traded, as of the close of business on the day the ETF is being valued or, lacking any sales, at the last available bid price.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At March 31, 2024, all of the fund’s investment securities were classified as Level 1.
Capital Group Core Balanced ETF — Page 4 of 5

unaudited
Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP1-314-0524-S98265	Capital Group Core Balanced ETF — Page 5 of 5